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                                                                   EXHIBIT 10.01

                                     FORM OF
                            INDEMNIFICATION AGREEMENT


      This Indemnification Agreement ("Agreement") is made as of __________________, 20__, by and between Fisher Scientific International Inc, a Delaware corporation, along with any entities referred to in Section 2(c) below, (the "Company"), and [NAME OF DIRECTOR] ("Director").

                                    RECITALS

      WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals as members of the Board, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors are being increasingly subjected to expensive and time-consuming litigation relating to the business and affairs of corporations. The Company recognizes that the cost of defending and otherwise participating in such litigation is far greater than the financial benefits of serving as a Director.
Section 15(b)(3) of the Restated Certificate of Incorporation of the Company and the Delaware General Corporation Law ("DGCL") expressly provide that the indemnification provisions set forth therein are not exclusive and contemplate that agreements may be entered into between the Company and members of the Board (or parties serving at the request of the Board) with respect to indemnification;

      WHEREAS, the uncertainties relating to insurance have increased the difficulty of attracting and retaining directors;

      WHEREAS, the Board has determined that the increased difficulty in attracting and retaining directors is detrimental to the best interests of the Company's stockholders;

      WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to pay expenses on behalf of directors to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

      WHEREAS, this Agreement is in furtherance of the Restated Certificate of Incorporation of the Company, its Bylaws and any resolutions adopted pursuant thereto, and the DGCL, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Director thereunder;

      WHEREAS, the Company has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Director to serve as a director or officer of the Company,



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and the Company acknowledges that Director is relying upon this Agreement in serving as a director or officer of the Company; and

      WHEREAS, Director is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

      NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Director do hereby covenant and agree as follows:


1. SERVICES TO THE COMPANY. Director will serve or continue to serve, at the will of the Company and its stockholders for so long as Director is duly elected or appointed or until Director tenders his or her resignation.

2.    DEFINITIONS.  As used in this Agreement:

      (a) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934.

      (b) A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

            (i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

            (ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the members of the Board;

            (iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity, including the parent corporation of such surviving entity) at least 50% of the total voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

            (iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; and

            (v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a


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response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

      (c) "Company" shall include, in addition to Fisher Scientific International Inc., any corporation, partnership, joint venture, limited liability company, trust or other enterprise of which such Director is or was serving as a director, officer, employee or agent at the request of the Company, or any corporation which results from or survives a consolidation or merger with Fisher Scientific International Inc. as well as any corporation resulting from a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Director is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability corporation, trust or other enterprise, Director shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Director would have with respect to such constituent corporation if its separate existence had continued.

      (d) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding as defined herein in respect of which indemnification is sought by Director.

      (e) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise of which Director is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

      (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (g) "Expenses" shall include all reasonable attorneys' and accountants' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise being involved with, a Proceeding as defined in this Agreement. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Director or the amount of judgments or fines against Director.

      (h) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Director in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Director in an action to determine Director's rights under this Agreement.

      (i) "Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company or a person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company,


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and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      (j) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (including but not limited to any internal corporate investigation), inquiry, administrative hearing or any other actual, threatened or completed proceeding, including any and all appeals, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Director was, is, or will be a party to, a witness in or otherwise participates in by reason of the fact that Director is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or payment of expenses can be provided under this Agreement; except one initiated by a Director to enforce his rights under this Agreement. Any Director serving, in any capacity, (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or of any corporation referred to in clause
(i), shall be deemed to be doing so at the request of the Company.

      (k) References to "fines" shall include, but are not limited to, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. A Third-Party Proceeding is a Proceeding other than a Proceeding by or in the right of the Company to procure a judgment in its favor. The Company shall indemnify Director in accordance with the provisions of this Section 3 if Director is, or is threatened to be made, a party to, a witness in or otherwise participates in any Third-Party Proceeding. Pursuant to this Section 3, Director shall be indemnified against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director or on his behalf in connection with such Third-Party Proceeding or any claim, issue or matter therein, if Director acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding had no reasonable cause to believe that such conduct was unlawful.

4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Director in accordance with the provisions of this Section 4 if Director is, or is threatened to be made, a party to, a witness in or otherwise participates in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Director shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein and to the extent permitted by law, amounts paid in settlement, if Director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No


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indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Director shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Director is fairly and reasonably entitled to indemnification.

5.    INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY
      SUCCESSFUL.

      (a) In any Proceeding referred to in Section 4, if Director is not wholly successful in such Proceeding, but has been adjudged to be liable to the Company as to one or more but less than all claims, issues or matters in such Proceeding, no indemnification shall be made in respect of any claim, issue or matter as to which Director shall have been adjudged to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability to the Company, in view of all the circumstances of the case, Director is fairly and reasonably entitled to such indemnification. However, in any Proceeding referred to in Section 4, the Company shall indemnify Director against all Expenses actually and reasonably incurred by him or on his behalf and, to the extent permitted by law, amounts paid in settlement, in connection with each claim, issue or matter as to which Director is successful on the merits or has reached a settlement.

      (b) To the extent that Director has been successful on the merits or otherwise in defense of any Proceeding (including any Proceeding referred to in Section 4), or in defense of any claim, issue or matter therein, Director shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all Expenses actually and reasonably incurred or suffered by Director or on Director's behalf in connection therewith. Indemnification pursuant to this
Section 5(b) shall not require a determination pursuant to Section 10 of this Agreement.

      (c) For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in a Proceeding in which Director is a defendant by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

6.    ADDITIONAL INDEMNIFICATION.

      (a) Notwithstanding any limitation in Sections 3, 4, or 5, the Company shall indemnify Director to the extent permitted by law if Director is a party to or threatened to be made a party to, a witness in or otherwise participates in any Proceeding against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with the Proceeding (1) unless Director's conduct constitutes a breach of Director's duty of loyalty to the Company or its stockholders (2) except for liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) except for liability under Section 174 of the DGCL, or (4) except for liability relating to any transaction from which the Director derived an improper benefit.

      (b) For purposes of Section 6(a), the meaning of the phrase "to the extent permitted by law" shall mean:


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            i. the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

            ii. the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7. EXCLUSIONS. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any payment for indemnity including Expenses, judgments, fines and amounts paid in settlement to the extent that the amount for which Director seeks indemnification, or a portion thereof:

      (a) has actually been made to or on behalf of Director under any insurance policy, contract, agreement or otherwise; or

      (b) is based upon an accounting of profits made from the purchase and sale (or sale and purchase) by Director of securities of the Company in violation of
Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or

      (c) in connection with any Proceeding (or any part of any Proceeding) initiated or brought voluntarily by Director, including any Proceeding (or any part of any Proceeding) initiated by Director against the Company or its directors, officers or employees, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

8. NOTIFICATION OF INDEMNIFIABLE CLAIM. Director shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Director for which indemnification will or could be sought under this Agreement. Director agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which will or could be subject to indemnification or payment of Expenses covered hereunder. The Secretary of the Company shall, promptly upon receipt of such notice, advise the Board in writing of such notice. The failure of Director to timely notify the Company shall not relieve the Company of any obligation which it may have to the Director under this Agreement or otherwise, unless such failure to provide timely notice materially prejudices the Company. The omission to notify the Company will not relieve the Company from any liability for indemnification which it may have to Director otherwise than under this Agreement.

      9. PAYMENT OF EXPENSES. Without regard to Director's ultimate entitlement to indemnification under other provisions of this Agreement, the Company shall pay the Expenses as incurred by Director or reimburse Director for his payment of such Expenses in connection with any Proceeding within thirty (30) days after the receipt by the Company of a written request for payment of expenses. If the DGCL so requires, payment of Expenses by the Company under this Section 9 shall be made only upon delivery to the Company of an undertaking ("Undertaking"). The Undertaking shall constitute the Director's agreement that: (i) he shall repay the Expenses paid by the Company to the extent that it is ultimately determined by final judicial decision from which


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there is no further right to appeal that the Director is not entitled to be indemnified by the Company; and (ii) that in consideration for the payment of such expenses, the Company may, at its sole discretion, select counsel for Director, assume the defense or otherwise participate in the defense of such Proceeding. Payment of Expenses pursuant to this Section shall be unsecured and interest free. Payment of Expenses shall be made without regard to Director's ability to repay the expenses and without regard to Director's ultimate entitlement to indemnification under the other provisions of this Agreement. Such payment shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of payment of Expenses, including Expenses incurred preparing and forwarding statements to the Company to support the payment claimed. This Section 9 shall not apply to any claim for Expenses made by Director for which indemnity is excluded pursuant to Section 7. Notwithstanding anything else contained in this Section 9, to the extent that the Company is prohibited by applicable law from making payment of Expenses to the Director prior to the Company's determination that the Director is entitled to indemnification, the Company shall not pay Expenses to the Director pursuant to this Section. Nothing herein shall be construed to limit the Company's right to seek damages from the Director, including but not limited to the full amount of the Expenses paid by the Company hereunder. The selection by the Company of defense counsel for the Director in connection with any Proceeding, shall be made only with the approval of the Director, which approval shall not be unreasonably withheld, upon the delivery to Director of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Director and the retention of such counsel by the Company, the Company will not be liable to Director under this Agreement for any fees of counsel subsequently incurred by Director with respect to the same Proceeding, provided that (i) Director shall have the right to employ his counsel in any such Proceeding at Director's expense; and (ii) if (A) the employment of counsel by Director has been previously authorized by the Company, (B) Director shall have reasonably concluded that there may be a conflict of interest between the Company and Director in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Director's counsel shall be at the expense of the Company.


10.   PROCEDURE UPON APPLICATION FOR INDEMNIFICATION.

      (a) Upon final disposition of a Proceeding for which indemnification is sought pursuant to Section 3 or Section 4, Director shall submit promptly (and in any event, no later than the applicable statute of limitations) to the Board a written request for indemnification averring that he has met the applicable standard of conduct set forth herein. Any indemnification made under this Agreement pursuant to Section 3 or Section 4 shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Director is proper in the circumstances because Director has met the applicable standard of conduct. Such determination shall be made in the following manner: (i) if a Change in Control shall have occurred and the Director is not a director at the time of such determination, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Director; and (ii) in any other circumstance: (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Director or (D) if so directed by the Board, by the stockholders of the Company, and, if it is so determined that Director is


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entitled to indemnification, payment to Director shall be made within thirty
(30) days after such determination. Director shall cooperate with the person, persons or entity making such determination with respect to Director's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Director and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Director in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Director's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Director harmless therefrom.

      (b) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(a) hereof, the Independent Counsel shall be selected as provided in this Section 10(b). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board within ten (10) days of submission of a written request by Director for indemnification pursuant to Section 10(a), and the Company shall give written notice to Director advising him of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Director within ten (10) days of submission of a written request by Director for indemnification pursuant to Section 10(a), (unless Director shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and Director shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Director or the Company, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company or to Director, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. The objection must also include a proposed substitute Independent Counsel. If objection including a proposed substituted Independent Counsel is timely made, such substituted Independent Counsel shall serve as Independent Counsel unless objected to within ten (10) days. An objection to the substituted Independent Counsel may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If written objection is made, the Independent Counsel or substituted Independent Counsel proposed may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within thirty (30) days after submission by Director of a written request for indemnification pursuant to Section 10(a) hereof, the parties have not agreed upon the selection of the Independent Counsel, either the Company or Director may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Director to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(a) hereof.

      (c) In the event of a Change in Control, the Company shall, upon written request by Director, create a trust for the benefit of Director (the "Trust") and from time to time upon written request of Director shall fund the Trust in an amount equal to all Expenses, judgments, fines and


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amounts paid in settlement reasonably anticipated at the time to be incurred in connection with any Proceeding or any claim, issue or matter therein. The amount to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the party required to make the determination that indemnification of Director is proper pursuant to Section 10(a) hereof (the "Reviewing Party"). The terms of the Trust shall provide that (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of Director, (ii) the trustee of the Trust shall advance, within ten
(10) business days of a request by Director, any and all Expenses to Director (and Director hereby agrees to reimburse the Trust under the circumstances in which Director would be required to reimburse the Company for any Expenses advanced under this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee of the Trust shall promptly pay to Director all amounts for which Director shall be entitled to indemnification pursuant to this Agreement or otherwise and (v) all unexpended funds in that Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Director has received amounts, if any, which fully satisfy the Company's obligation to indemnify Director under the terms of this Agreement. The trustee of the Trust shall be chosen by Director. Nothing in this Section 10(c) shall relieve the Company of any of its obligations under this Agreement.

11.   PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

      (a) The submission of the Application for Indemnification to the Board shall create a rebuttable presumption that the Director is entitled to indemnification under this Agreement, and the Board, Independent Counsel, or stockholders, as the case may be, may, at any time, specifically determine that the Director is so entitled, unless it or they possess sufficient evidence to rebut the presumption that Director has met the applicable standard of conduct. If a determination shall have been made pursuant to this Agreement that Director is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 12, absent (i) a misstatement by Director of a material fact, or an omission of a material fact necessary to make Director's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law. Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Director has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that Director has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Director has not met the applicable standard of conduct. Moreover, the fact that the Company has paid the Director's Expenses pursuant to
Section 9 herein shall not create a presumption that Director has met the applicable standard of conduct for indemnification.



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      (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Director to indemnification or create a presumption that Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Director had reasonable cause to believe that his conduct was unlawful.

      (c) For purposes of any determination of good faith, Director shall be deemed to have acted in good faith if Director's action is based on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this Section 11(d) shall not be deemed exclusive or to limit in any way the other circumstances in which the Director may be deemed to have met the applicable standard of conduct set forth in this Agreement.

      (d) To the extent legally permissible, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Director for purposes of determining the right to indemnification under this Agreement.

12.   REMEDIES OF DIRECTOR.

      (a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Director is not entitled to indemnification under this Agreement, (ii) payment of Expenses is not timely made pursuant to Section 9 of this Agreement, or (iii) payment of indemnification pursuant to Section 3, 4, 5(a) or 6 of this Agreement is not made within thirty (30) days after a determination has been made that Director is entitled to indemnification, Director shall be entitled to an adjudication by a court of his entitlement to such indemnification or payment of Expenses.

      (b) In the event that Director successfully sues the Company for indemnification or payment of Expenses, and is successful in whole or in part, Director shall be entitled to be paid by


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the Company for the Expense of prosecuting such suit. If the Company sues
Director to recover Expenses paid and Director is successful in defending such suit, in whole or in part, Director shall be entitled to be paid the Expense of defending such suit.

      (c) In the event that a determination shall have been made under this Agreement that Director is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section shall be conducted in all respects as a de novo trial on the merits and Director shall not be prejudiced by reason of that adverse determination. In any judicial proceeding pursuant to this Section, the Company shall have the burden of proving Director is not entitled to indemnification or payment of Expenses, as the case may be.

      (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement. The Company shall indemnify Director against any and all Expenses and, if requested by Director, shall (within thirty (30) days after receipt by the Company of a written request therefore) pay such Expenses to Director, which are incurred by Director in connection with any action brought by Director for indemnification or payment of Expenses from the Company under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director ultimately is determined to be entitled to such indemnification, payment of Expenses or insurance recovery, as the case may be.

13.   NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

      (a) The rights of indemnification and to receive payment of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Director may at any time be entitled under applicable law, the Company's Restated Certificate of Incorporation, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Director under this Agreement in respect of any action taken or omitted by such Director prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or payment of Expenses than would be afforded currently under the Company's Restated Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

      (b) The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors, officers, employees, or agents of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection


                                                                     Page - 11 -
afforded by such coverage. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors of the Company or of any other corporation, partnership, joint venture, trust, employee benefits plan or other enterprise which the Director serves at the request of the Company, Director shall be covered by such policy or policies in such manner as to provide the Director the same rights and benefits as are accorded to the most favorably insured of the Company's directors. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Director, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

      (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

14. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Director shall have ceased to serve as a director or officer of the Company or as a director, officer, employee or agent of any other corporation, partnership, joint venture, limited liability company, trust employee benefit plan or other enterprise which Director served at the request of the Company ("Ten Year Anniversary Date"); or
(b) 1 year after the final termination of each and every Proceeding, commenced prior to the Ten Year Anniversary Date.

15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Director and his heirs, executors and administrators.

16. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

17. ENTIRE AGREEMENT. Except as otherwise specified herein, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

18. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Director which occurred prior to such date if Director was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation,


                                                                     Page - 12 -
partnership, joint venture, limited liability company, trust or other enterprise, at the time such act or omission occurred, and shall continue to exist after the rescission or restrictive modification of this Agreement with respect to events occurring prior to such rescission or restrictive modification.

19. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

20. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) if sent by overnight courier service (such as Federal Express):

If to Director, at the address indicated on the signature page of this Agreement, or such other address as Director shall provide to the Company

      If to the Company, to

            ---------------------------------
            Attention:  General Counsel
            ----------------------
            ----------------------
            ----------------------

or to any other address as may have been furnished to Director by the Company.

21. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Director for any reason whatsoever, the Company, in lieu of indemnifying Director, shall contribute to the amount incurred by Director, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Director as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Director in connection with such event(s) and/or transaction(s).

22. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Director hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country,
(ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the


                                                                     Page - 13 -

Delaware Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

23. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

24. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.


IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.


--------------------------------------


By:
   ---------------------------------


[NAME OF DIRECTOR]



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ADDRESS OF DIRECTOR:


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